UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2017

COMSTOCK MINING INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
1200 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note:

On November 8, 2017, Comstock Mining Inc. (“Comstock”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission to report the Company’s five-for-one (5:1) reverse common stock split (the “Reverse Split”). This Amendment No. 1 to the Initial 8-K is being filed to correct a typographical error set forth in the Certificate of Change filed with the Nevada Secretary of State to implement the Reverse Split, which was filed as Exhibit 3.1 to the Initial 8-K. The typographical error has been corrected with the State of Nevada. For convenience the text of the Initial 8-K is restated below in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

On November 2, 2017, Comstock Mining Inc. (the “Company”) filed a Certificate of Change with the Nevada Secretary of State in order to implement a five-for-one (5:1) reverse stock split (the “Reverse Split”) for all issued and outstanding shares of the Company’s common stock, par value $0.000666 (the “Common Stock”) and a contemporaneous five-for-one (5:1) reduction in the number of shares of the Company’s authorized Common Stock from 3,950,000,000 to 790,000,000 shares, in accordance with the procedures authorized by Nevada Revised Statutes Sections 78.207 and 78.209. The board of directors of the Company approved this corporate action by resolutions adopted at a meeting duly held on October 23, 2017. The Reverse Split did not require stockholder approval.

The Reverse Split will be effective for trading purposes at the market opening on November 10, 2017, at which time the Common Stock will begin trading on the NYSE AMERICAN on a split-adjusted basis. The Common Stock continues to trade under the symbol “LODE.” The new CUSIP number for the Common Stock post-Reverse Split is 205750201.

The Company will round up to the next full share of the Common Stock any fractional shares that results from the Reverse Split.

A copy of the Certificate of Change is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

3.1	Certificate of Change

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: January 10, 2018	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President, Chief Executive Officer and Executive Chairman (Principal Executive Officer and Principal Financial Officer)